Exhibit 99.1
Old National Bancorp Investment Thesis Financial Data as of 3-31-2011

Forward-Looking Statement This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements relating to Old National's financial condition, asset and credit quality trends, the pending acquisition of the Wealth Management and Trust Division of Integra Bank, integration of Monroe Bancorp and its subsidiaries and profitability. Forward-looking statements can be identified by the use of the words "anticipate," "believe," "expect," "intend," "could" and "should," and other words of similar meaning. These forward-looking statements express management's current expectations or forecasts of future events and, by their nature, are subject to risks and uncertainties and there are a number of factors that could cause actual results to differ materially from those in such statements. Factors that might cause such a difference include, but are not limited to; market, economic, operational, liquidity, credit and interest rate risks associated with Old National's business, competition, government legislation and policies (including the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act and regulations to issued thereunder), ability of Old National to execute its business plan (including the integration of Monroe Bancorp and its subsidiaries into Old National and completion of the acquisition of the Wealth Management and Trust Division of Integra Bank), changes in the economy which could materially impact credit quality trends and the ability to generate loans and gather deposits, failure or circumvention of Old National's internal controls, failure or disruption of our information systems, significant changes in accounting, tax or regulatory practices or requirements, new legal obligations or liabilities or unfavorable resolutions of litigations, other matters discussed in this presentation and other factors identified in the Company's Annual Report on Form 10-K and other periodic filings with the Securities and Exchange Commission. These forward-looking statements are made only as of the date of this presentation, and Old National undertakes no obligation to release revisions to these forward-looking statements to reflect events or conditions after the date of this presentation.

Non-GAAP Financial Measures These slides contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant's historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, Old National Bancorp has provided reconciliations within the slides, as necessary, of the non-GAAP financial measure to the most directly comparable GAAP financial measure.

The Old National Distinction Through execution of a sound strategy, ONB is well positioned for the future Strengthen the risk profile Consistent application of conservative underwriting standards has led to strong loan quality relative to peers 1Q11 net charge-offs of .27% vs. peer average of .89% 1Q11 loans 90+ days of .02% vs. 4Q10 peer average of .57% Enhance management discipline Disciplined approach to managing expenses and improving efficiencies company wide has yielded positive results Reduction in noninterest expenses of $3.4 million, 4Q10 to 1Q11 Strongly capitalized, liquid balance sheet with the flexibility to take advantage of opportunities in the market place 1Q11 tangible common equity of 9.12% Tier 1 capital of 12.8% and total risk-based capital of 14.3% Loan to deposit ratio at 1Q11 of 69.2% vs. 4Q10 peer average of 79.9% Achieve consistent, quality earnings Improving balance sheet mix has lead to expanding net interest margin 1Q11 of 3.62% vs. 4Q10 of 3.46% CONSISTENCY

Strong 1Q11 Performance Net income of $16.4 million, or $.17 per share Vs. $5.7 million, or $.07 per share, in 4Q10 Vs. $10.1 million, or $.12 per share, in 1Q10 Earnings driven by Reduction in credit costs 1Q11: Net charge-offs of $2.9 million and provision expense of $3.3 million 4Q10: Net charge-offs of $6.9 million and provision expense of $7.1 million Reduction in noninterest expenses $79.9 million in 1Q11 vs. $83.3 million in 4Q10 Net interest margin expanded 3.62% in 1Q11 vs. 3.46% in 4Q10

Adapting and Reshaping our Business For Growth Streamlining processes to make it simple, easy and fast for clients to do business with Old National Commercial Banking Unit 2nd review committee for new lending opportunities Focus on cross sell of insurance and wealth management Introduction of Quick Home Refi product Elimination of free checking Increasing the net interest margin Improving the earning asset mix Growing core deposits Reducing wholesale funding

Corporate Summary MARKET STATISTICS AND SUMMARY OVERVIEW ($ in millions) MARKET STATISTICS AND SUMMARY OVERVIEW ($ in millions) MARKET STATISTICS AND SUMMARY OVERVIEW ($ in millions) Headquarters Headquarters Evansville, Indiana Evansville, Indiana Evansville, Indiana Evansville, Indiana Stock Exchange/Symbol Stock Exchange/Symbol NYSE: ONB NYSE: ONB Market Capitalization@ 5-12-11 Market Capitalization@ 5-12-11 $1.1 billion $1.1 billion Current Quarterly Cash Dividend Current Quarterly Cash Dividend $.07 $.07 Cash Dividend Yield @ 5-12-11 Cash Dividend Yield @ 5-12-11 2.5% 2.5% Book Value Per Common Share Book Value Per Common Share $10.39 $10.39 Price (at 5-12-11) / 2011 Consensus Estimate Price (at 5-12-11) / 2011 Consensus Estimate 16.2X 16.2X Institutional Ownership @ 12/31/2010 Institutional Ownership @ 12/31/2010 62.7% 62.7% YTD 5-12-2011 Average Trading Volume YTD 5-12-2011 Average Trading Volume 507,540 shares 507,540 shares FINANCIAL DATA (at/for the quarter ended 3/31/11) ($ in millions) FINANCIAL DATA (at/for the quarter ended 3/31/11) ($ in millions) FINANCIAL DATA (at/for the quarter ended 3/31/11) ($ in millions) FINANCIAL DATA (at/for the quarter ended 3/31/11) ($ in millions) FINANCIAL DATA (at/for the quarter ended 3/31/11) ($ in millions) Total Assets $8,085.3 $8,085.3 Total Core Deposits (Excluding Brokered CDs) $5,986.1 $5,986.1 Return on Average Assets .82% .82% Return on Average Common Equity 6.78% 6.78% Net Interest Margin 3.62% 3.62% Efficiency Ratio 74.55% 74.55% Tangible Common Equity Ratio* 9.12% 9.12% Assets Under Management $3,982.8 $3,982.8 COMPANY DESCRIPTION >Old National Bancorp (NYSE: ONB) is the largest financial services bank holding company headquartered in the state of Indiana, with corporate offices in Evansville, IN -177 financial centers and 210 ATM's located throughout Indiana, Western Kentucky and Southern Illinois -ONB also owns one of the largest independent insurance agencies headquartered in the state of Indiana and the 10th largest bank-owned insurance agency in the country >Focused on true community banking, ONB provides a full range of traditional financial services to both retail and small business clients, including cash management, wealth management, leasing, investment services, capital markets and insurance >Since late 2004, ONB has been guided by three strategic imperatives -Strengthen the Risk Profile >Early identification and aggressive resolution of deteriorating credits >Proactive risk management -Enhance Management Discipline >Disciplined pricing of loans and deposits using market share presence >Optimize balance sheet >Hold managers accountable for their results -Achieve Consistent Quality Earnings >Targeting 6% to 8% annual earnings per share growth *See appendix for Non-GAAP reconciliation Investor Inquiries: Lynell J. Walton, CPA SVP - Director of Investor Relations 812-464-1366 lynell.walton@oldnational.com TOP 15 Institutional Holders (12/31/2010 13F Filings) Shares Held (in 000s) % Ownership BlackRock Fund Advisors 6,510.0 7.47 The Vanguard Group 4,418.3 5.07 Capital World Investors 4,077.0 4.68 State Street Global Advisors 3,516.5 4.03 Heartland Advisors 2,576.5 2.96 Guggenheim Partners Asset Management 2,261.9 2.59 Northern Trust Investments 1,946.4 2.23 Dimensional Fund Advisors 1,862.1 2.14 Forest Hill Capital 1,476.1 1.69 APG - All Pensions Group 1,413.8 1.62 Wells Capital Management 1,217.9 1.40 Kennedy Capital Management 1,100.7 1.26 Schroeder Investment Management 1,091.4 1.25 Old National Bank (Asset Management) 1,088.7 1.25 Netols Asset Management 926.6 1.06

The Old National Footprint The Old National Footprint ONB Headquarters

Local Unemployment Local Unemployment 44.6% / 7.4% ..7% / 9.2% 2.8% / 10.0% 0% / 9.4% 50.9% / 8.5% 1.0% / 9.1% % of ONB's Indiana deposits* / Regional unemployment Unemployment data provided by Indiana Department of Workforce Development and Bureau of Labor Statistics March 2011 Unemployment: Indiana = 8.5% Illinois = 8.8% Kentucky = 10.2% Ohio = 8.9% Michigan = 10.3% USA = 8.8% *Deposits based on 6-30-10 FDIC data 77% of ONB deposits* are in Indiana- majority are in regions with lowest unemployment

Asset/Liability Composition Investments Commercial Loans Commercial Real Estate Loans Consumer Loans* Residential Real Estate Other Asset 0.418 0.163 0.133 0.134 0.052 0.1 NOW & Savings Demand Deposits Money Markets Other Time Borrowings Brokered CDs Other Liability 0.37176 0.20016 0.04984 0.22118 0.1146 0.01039 0.03206 Investments Commercial Loans Commercial Real Estate Loans Consumer Loans* Residential Real Estate Other Asset 0.36878 0.15761 0.15069 0.113 0.09683 0.112 *Consumer Loans consist of 28% direct, 46% indirect and 26% HELOC. Period-End 3-31-10 *Consumer Loans consist of 26% direct, 46% indirect and 28% HELOC. Period-End 3-31-11 NOW & Savings Demand Deposits Money Markets Other Time Borrowings Brokered CDs Other Liability 0.327 0.169 0.055 0.256 0.152 0.01 0.031

Loan Concentrations At March 31, 2011 Commercial Commercial Real Estate Diversified Commercial Loan Portfolio

Conservative Lending Limits Borrower* Asset Quality Rating In-House Lending Limit* ($ in millions) 0 $25 1, 2, or 3 $20 4 $15 5 $10 6 (Watch) $7.5 7 (Special Mention) $5 In-house lending limits conservative relative to ONB's legal lending limit at 3-31-2011 of $91.9 million per borrower *Includes entire relationship with borrower

Proactive Risk Management No subprime business line Conservative stance on commercial real estate Starting mid-year 2006 Reduction in higher-risk residential loans Sold $405.6 million in 2004 Sale of credit card portfolio June 2000 Minimal construction and land loan exposure 1Q11 at 3.22% vs. 4Q10 peer average of 8.19% Not participating in new shared national credits Well-staffed experienced special assets area

1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 Provision Expense 21.9 5.7 6.8 17 17.3 12 12.2 21.8 9.3 8 6.4 7.1 3.3 Quarterly Net Charge-Offs 6.1 15.9 5.5 13.4 12.6 13.6 12.7 21.8 6.7 8.2 6.1 6.9 2.9 2008 2009 2010 $40.8 $60.8 $28.0 $51.5 > $63.3 > $30.8 > $ in millions Long-term positive trends in credit quality resulted in decline in credit costs Provision expense exceeded charge-offs in last 3 years 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 ONB 0.0052 0.0135 0.0047 0.0114 0.0107 0.0119 0.0125 0.022 0.0072 0.009 0.0066 0.0074 0.0027 Peer Group Average 0.0031 0.0042 0.0052 0.0076 0.0078 0.0137 0.0133 0.016 0.0114 0.0132 0.0126 0.0148 Peer Group data per SNL Financial See Appendix for definition of Peer Group Credit Quality

Credit Quality 30+ Day Delinquent Loans Specific Segment Overview 30+ Day Delinquent Loans 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 Commercial .51% .32% .36% .29% .26% .35% Commercial Real Estate .44% .26% .52% .23% .12% .36% First Mortgage Residential Real Estate 1.97% 1.31% 1.85% 1.73% 1.59% .98% Home Equity Lines Of Credit .82% .49% .71% .93% .61% .33% All Other Consumer Loans 1.57% .93% 1.16% 1.59% 1.42% 1.05% 1As a % of end of period loans 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 ONB 0.0067 0.0069 0.0066 0.0084 0.0073 0.0082 0.0094 0.0089 0.0055 0.0076 0.0076 0.0069 0.0058 Peer Group Average 0.0109 0.0109 0.011 0.013 0.0135 0.0126 0.014 0.0164 0.0159 0.0172 0.0164 0.016 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 ONB 0.0003 0.0003 0.0004 0.0006 0.0005 0.0006 0.0007 0.0009 0.0004 0.0001 0.0004 0.0002 0.0002 Peer Group Average 0.0017 0.0017 0.0018 0.0022 0.0023 0.0025 0.0035 0.0042 0.0045 0.0056 0.0057 0.0057 Peer Group data per SNL Financial See Appendix for definition of Peer Group

2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 ONB Consolidated 97.542 114.321 124.855 86.587 101.019 94.607 103.5 104.861 100.652 75 84 115.8 ONB Excluding Monroe 94.6 $ in millions Refer to Appendix for ONB Risk Grade Table Credit Quality

2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 ONB Consolidated 81.7 105.4 116.1 122.4 113.6 101 90.1 92.4 88.8 101 103.4 102 ONB Excluding Monroe 83 $ in millions Refer to Appendix for ONB Risk Grade Table Credit Quality

2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 ONB Consolidated 68.1 68.4 64 77.4 77.7 73.7 67 68.1 68.86 69.8 70.9 121.4 ONB Excluding Monroe 82.4 $ in millions Refer to Appendix for ONB Risk Grade Table Credit Quality

Reduction of Noninterest Expenses 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 FTE's 2875 2828 2812 2708 2646 2585 2491 2618 2557 2441 Decrease of 15.1% or 434 FTE2 1 Includes 177 FTE acquired with the Monroe transaction 2 Excludes impact of FTE acquired with the Monroe transaction 3 Reflects anticipated impact on FTE post Monroe conversion Noninterest expenses are $79.9 million in 1Q11 and include: One-time integration and conversion costs of $3.5 million Monroe operational expenses of $4.4 million 1 2 3 Estimate

Capital Management - Recent Actions Approved share repurchase program 1-27-2011 Up to 2.25 million shares of ONB common stock Ends 1-31-2012 Redemption of ONB Capital Trust II $100 million at 8.00% called 12-15-2010 Termination of $50 million of FHLB advances at an average rate of 1.90% and restructure of $25 million of FHLB advances with an average rate originally at 3.20% to an average rate of 2.05% Strong capital position allows ONB to prudently take advantage of opportunities as a result of market disruption and the difficult economic climate

Capital Ratios 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 ONB 0.075 0.0779 0.1225 0.1244 0.1304 0.1398 0.1458 0.145 0.1408 Peer Group Average 0.0866 0.0892 0.0963 0.0987 0.1097 0.1129 0.1152 0.1134 ONB Minimum Guideline 0.09 0.09 0.09 0.09 0.09 0.09 0.09 0.09 0.09 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 ONB 0.0523 0.0551 0.0853 0.0825 0.0862 0.0903 0.0958 0.0968 0.0912 Peer Group Average 0.0672 0.0694 0.0715 0.0714 0.0781 0.0788 0.0799 0.079 ONB Minimum Guideline 0.06 0.06 0.06 0.06 0.06 0.06 0.06 0.06 0.06 Peer Group data per SNL Financial See Appendix for definition of Peer Group

Investment Portfolio ($ in millions) Book Value Dec. 31, 2010 Book Value Mar. 31, 2011 Market Value* Dec. 31, 2010 Market Value* Mar. 31, 2011 Market Value $ Change Federal National Mortgage Association $558.2 $580.9 Federal Home Loan Mortgage Corporation 49.0 54.4 Federal Home Loan Bank 9.7 15.2 Federal Farm Credit Bank -0- -0- Subtotal U.S. Government Agencies-Senior Debentures $619.2 $650.5 $616.9 $650.5 $33.6 U.S. Treasury $62.2 $62.4 $62.6 $62.8 $.2 Issued or guaranteed by FNMA, FHLMC, GNMA $1,039.0 $1,078.3 $1,063.5 $1,098.2 Nonagency guaranteed 134.2 113.6 126.8 112.1 Subtotal Mortgage Backed Securities $1,173.2 $1,191.9 $1,190.3 $1,210.3 $20.0 Trust Preferred $39.3 $39.3 $18.5 $20.1 Other Corporate 100.3 107.9 107.7 115.2 Subtotal Corporate Securities $139.6 $147.2 $126.2 $135.3 $9.1 Municipal Securities - Taxable $244.9 $244.7 $232.1 $235.0 $2.9 Municipal Securities - Tax Exempt $316.4 $305.3 $321.2 $314.5 $(6.7) Other Securities $68.5 $77.1 $68.5 $77.1 $8.6 Totals $2,624.0 $2,679.1 $2,617.8 $2,685.5 $67.7 *Includes market value for both available for sale and held to maturity securities.

Municipal Bond Portfolio by State IN TX PA KY MO All Other 0.395 0.062 0.069 0.053 0.059 0.362 Based on book value at 3-31-2011 Illinois exposure consists of 1 bond representing .24% of entire municipal portfolio

Monthly Net Interest Margin* *Fully taxable-equivalent basis Steady improvement in NIM despite decline in average earning assets. Average earning assets increased 1Q11 with Monroe acquistion 1Q10 2Q10 3Q10 4Q10 1Q11 ONB 0.0333 0.034 0.0342 0.0346 0.0362

M&A Strategy Branch acquisition FDIC assisted transaction Whole bank purchase Must enhance Old National's mission of being a true "community bank" Must align both strategically and culturally Must meet/exceed financial targets Must pass rigorous due diligence process

M&A Strategy Focus on community banking, client relationships and consistent quality earnings Target geographic markets Mid-sized markets within or near existing franchise with average to above average growth rates In market community banks where significant cost saves could be achieved

ONB Acquired Monroe Bancorp Transaction closed 1-1-2011 Provides #1 market share in Monroe County (Bloomington, Indiana) Systems conversion occurred 5-14-2011 Balance sheet acquired* $419.4 million in total loans $574.0 million in total deposits 15 branch locations Consolidated 6 locations at conversion date 203 associates *Balances at March 31, 2011

Integra Trust Acquisition Transaction announced April 11 Anticipated to close by June 30 Assets under management = $386.8 million* Purchase price of $1.25 million Accretion less than $.01 per share Currently operating under a service agreement *Based on 12-31-2010 Call Report

Appendix Old National Bancorp

1Q11 Balance Sheet Review-Loans $ in millions-period end balances ONB Consolidated at 12/31/2010 ONB Consolidated at 3/31/2011 Consolidated Change Monroe Organic Change Commercial Loans $1,211.4 $1,274.3 $62.9 $63.5 $(.6) Commercial Real Estate Loans 942.4 1,218.4 276.0 277.8 (1.8) Other Consumer Loans 676.6 658.8 (17.8) 20.3 (38.1) Home Equity Loans 248.3 259.5 11.2 20.0 (8.8) Residential Mortgage Loans 668.5 782.9 114.4 37.6 76.8 Total Loans $3,747.2 $4,193.9 $446.7 $419.4 $27.2 $ in millions-average balances ONB Consolidated 4Q10 ONB Consolidated 1Q11 Consolidated Change Monroe Organic Change Commercial Loans $1,249.2 $1,289.3 $40.1 $72.4 $(32.3) Commercial Real Estate Loans 966.8 1,219.6 252.8 279.2 (26.4) Other Consumer Loans 695.8 674.4 (21.4) 19.7 (41.1) Home Equity Loans 254.7 266.3 11.6 20.7 (9.1) Residential Mortgage Loans 569.0 756.1 187.1 40.2 147.0 Total Loans $3,735.5 $4,205.7 $470.2 $432.1 $38.1 Summations may not equal due to rounding

1Q11 Balance Sheet Review-Deposits $ in millions-period end balances ONB Consolidated at 12/31/2010 ONB Consolidated at 3/31/2011 Consolidated Change Monroe Organic Change Noninterest-bearing demand deposits $1,276.0 $1,421.4 $145.4 $128.4 $17.0 NOW Accounts 1,297.4 1,448.0 150.6 200.8 (50.2) Savings Accounts 1,079.4 1,192.0 112.6 38.8 73.8 Money Market Accounts 334.8 353.9 19.1 16.3 2.8 Other time < $100k 988.7 1,050.8 62.1 115.3 (53.2) Other time > $100k 466.3 519.9 53.6 74.4 (20.8) Total Core Deposits $5,442.6 $5,986.0 $543.4 $574.0 $(30.6) $ in millions-average balances ONB Consolidated 4Q10 ONB Consolidated 1Q11 Consolidated Change Monroe Organic Change Noninterest-bearing demand deposits $1,249.9 $1,395.7 $145.8 $135.4 $10.4 NOW Accounts 1,208.8 1,451.5 242.7 198.7 44.0 Savings Accounts 1,070.3 1,159.7 89.4 42.9 46.5 Money Market Accounts 340.1 352.4 12.3 15.8 (3.5) Other Time Deposits 1,536.0 1,616.4 80.4 197.3 (116.9) Total Core Deposits $5,405.1 $5,975.7 $570.6 $590.1 $(19.5) Summations may not equal due to rounding

CD Maturity Schedule Bucket Amount ($ in 000's) Rate 0-30 days $77,459 .94% 31-60 days 64,601 1.18% 61-90 days 54,013 1.08% 91-120 days 121,429 2.35% 121-150 days 107,532 2.43% 151-180 days 100,012 1.79% 181-210 days 56,448 2.04% 211-240 days 60,148 1.33% 241-270 days 63,303 .87% 271-300 days 40,061 .89% 301-330 days 36,114 1.01% 331-365 days 75,741 1.52% 1-2 years 373,410 2.28% 2-3 years 243,235 3.69% 3-4 years 37,098 3.26% 4-5 years 47,923 4.03% Over 5 years 85,897 4.65% Represents CD maturities at March 31, 2011.

Minimal Shared National Credits *All but one in ONB footprint of Indiana, Kentucky or Illinois **Refer to Appendix for ONB Loan Risk Grade Table ($ in millions) 1Q10 2Q10 3Q10 4Q10 1Q11 Count (#)* 12 12 10 8 7 Total exposure $134.6 $133.2 $118.2 $83.4 $68.2 Dollar outstanding $54.4 $50.8 $38.7 $23.0 $24.4 Largest exposure $20.0 $20.0 $20.0 $15.0 $15.0 Weighted average risk grade** 1.7 1.7 1.7 1.7 1.8

ONB Loan Risk Grades Grade Name 0 Investment Grade 1 Minimal Risk 2 Modest Risk 3 Average Risk 4 Monitor 5 Weak Monitor 6 Watch 7 Criticized (Special Mention) 8 Classified (Problem) 9 Nonaccrual

Other Classified Assets ($ in millions) Book Value Dec. 31, 2010 Book Value Mar. 31, 2011 Market Value Dec. 31, 2010 Market Value Mar. 31, 2011 Corporate Bonds $3.3 $3.3 $2.5 $2.7 Pooled Trust Preferred Securities $27.4 $27.4 $8.4 $9.3 Non-Agency Mortgage Backed Securities $74.9 $61.8 $70.3 $61.2 Totals $105.6 $92.5 $81.2 $73.2 Sold $10.0 million in non-agency mortgage backed securities in 1Q11

Securities with OTTI *Lowest credit rating provided by any nationally recognized credit rating agency. Vintage Lowest Credit Rating* Book Value at Mar. 31, 2011 OTTI 1Q11 OTTI Life to Date BAFC Ser 4 2007 CCC $14,026 $- $142 CWALT Ser 73CB 2005 CCC 4,945 - 290 CWALT Ser 73CB 2005 CCC 5,721 - 609 CWHL 2006-10 (security sold 1Q11) 2006 - - 1,071 CWHL 2005-20 2005 B- 7,432 - 111 FHASI Ser 4 2007 CCC 21,415 202 1,054 RFMSI Ser S9 (security sold 4Q10) 2006 - - 2,803 RFMSI Ser S10 2006 CC 4,263 97 422 RALI QS2 (security sold 4Q10) 2006 - - 1,017 RFMSI S1 2006 CCC 4,002 - 206 Totals Non-Agency Mortgage Backed Securities $61,804 $299 $7,725 TROPC 2003 C $980 - $3,961 MM Community Funding IX 2003 C 2,088 - 2,777 Reg Div Funding 2004 D 4,221 - 5,520 PRETSL XII 2003 C 2,886 - 1,897 PRETSL XV 2004 C 1,695 - 3,374 Reg Div Funding 2005 C 311 - 3,767 Totals Pooled Trust Preferred Securities $12,181 $- $21,296 Grand Totals $73,985 $299 $29,021 $ in thousands

Loan Yields and Deposit Costs Peer Group data per SNL Financial See Appendix for definition of Peer Group 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 ONB Loan Yields 0.0681 0.0629 0.0611 0.0597 0.0521 0.0514 0.0514 0.0508 0.0507 0.0508 0.0502 0.0495 0.0513 Peer Group Average 0.0685 0.0632 0.0616 0.0598 0.0548 0.0542 0.0545 0.0546 0.0547 0.0548 0.0544 0.0546 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 ONB Cost of Interest-Bearing Deposits (including Brokered CDs) 0.0259 0.0203 0.0204 0.0183 0.0158 0.0148 0.014 0.0132 0.0123 0.0113 0.0106 0.0101 0.0087 Peer Group Average 0.0281 0.0232 0.0219 0.0204 0.0174 0.0157 0.0144 0.0129 0.0115 0.0107 0.01 0.009

The Old National Peer Group

Like-size, publicly-traded financial services companies, generally in the Midwest, serving comparable demographics with comparable services as ONB

Name	Ticker	Name	Ticker
1st Source Corporation	SRCE	Heartland Financial USA, Inc.	HTLF
BancFirst Corporation	BANF	IBERIABANK Corporation	IBKC
BancorpSouth, Inc.	BXS	MB Financial, Inc.	MBFI
Bank of Hawaii Corporation	BOH	Park National Corporation	PRK
Chemical Financial Corporation	CHFC	Pinnacle Financial Partners, Inc.	PNFP
Commerce Bancshares, Inc.	CBSH	Prosperity Bancshares, Inc.	PRSP
Cullen/Frost Bankers, Inc.	CFR	S&T Bancorp, Inc.	STBA
F.N.B. Corporation	FNB	Sterling Bancshares, Inc.	SBIB
First Commonwealth Financial Corporation	FCF	Susquehanna Bancshares, Inc.	SUSQ
First Financial Bancorp.	FFBC	Trustmark Corporation	TRMK
First Interstate BancSystem, Inc.	FIBK	UMB Financial Corporation	UMBF
First Merchants Corporation	FRME	United Bankshares, Inc.	UBSI
First Midwest Bancorp, Inc.	FMBI	Valley National Bancorp	VLY
FirstMerit Corporation	FMER	WesBanco, Inc.	WSBC
Glacier Bancorp, Inc.	GBCI	Whitney Holding Corporation	WTNY
Hancock Holding Company	HBHC	Wintrust Financial Corporation	WTFC

38

Non-GAAP Reconciliations 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 Total Shareholders' Equity $631.8 $634.6 $865.4 $843.8 $855.5 $874.7 $895.7 $878.8 $984.0 Deduct: Goodwill and Intangible Assets (205.6) (204.0) (202.4) (200.2) (198.6) (197.1) (195.6) (194.1) (271.0) Tangible Common Shareholders' Equity $426.2 $430.6 $663.0 $643.6 $657.0 $677.7 $700.1 $684.7 $713.0 Total Assets $8,356.1 $8,012.2 $7,973.5 $8,005.3 $7,818.3 $7,701.1 $7,506.1 $7,263.9 $8,053.3 Add: Trust Overdrafts .1 - .4 .2 .3 .1 .1 .5 .1 Deduct: Goodwill and Intangible Assets (205.6) (204.0) (202.4) (200.2) (198.6) (197.1) (195.6) (194.1) (271.0) Tangible Assets $8,150.6 $7,808.2 $7,771.6 $7,805.4 $7,620.0 $7,504.1 $7,310.6 $7,070.3 $7,814.4 Tangible Common Equity to Tangible Assets 5.23% 5.51% 8.53% 8.25% 8.62% 9.03% 9.58% 9.68% 9.12% End of period balances - $ in millions

Investor Contact Additional information can be found on the Investor Relations web pages at www.oldnational.com Investor Inquiries: Lynell J. Walton, CPA SVP - Director of Investor Relations 812-464-1366 lynell.walton@oldnational.com